UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025 (April 15, 2025)

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40700	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44370 Old Warm Springs Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (510) 668-0881

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ABVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 15, 2025, ABVC BioPharma, Inc. (the “Company”) issued a press release announcing its financial results for fiscal year ended December 31, 2024 (the “Original PR”), which were disclosed in the Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 15, 2025. A copy of the Original PR was furnished as Exhibit 99.1 to the original Current Report on Form 8-K that the Company filed on April 15, 2025 (the “Original 8K”).

After filing the Original 8K, the Company realized an immaterial error in the Original PR and immediately released a corrected press release. The Company is filing this amendment to disclose the error and attach the corrected press release. The error is shown below, with the incorrect figures shown as language with a strikethrough and the new language in bold italics.

Remaining Licensing Milestone Income Provides Strong Revenue Visibility

Partner	Program	Cash Collected		Remaining Milestone Potential
AiBtl BioPharma Inc.	CNS (MDD & ADHD)		$200,000		$6,800,000
ForSeeCon Eye Corporation	Ophthalmology (Vitargus®)		$296,000		$6,704,000
OncoX BioPharma Inc.	Oncology		$200,000		$4,800,000
Total		$	~~702,000~~696,007	$	~~18,298,000~~18,304,000

Future milestone payments remain subject to the achievement of specified development and regulatory events outlined in each licensing agreement and therefore such payments are not guaranteed.

The information reported under this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Securities described herein. Such disclosure does not constitute an offer to sell, or the solicitation of an offer to buy nor shall there be any sales of the Company’s securities in any state in which such an offer, solicitation or sale would be unlawful. The securities mentioned herein have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws.

Item 7.01 Regulation FD Disclosure.

Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABVC BioPharma, Inc.

April 16, 2025	By:	/s/ Uttam Patil
Uttam Patil
Chief Executive Officer

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